                                                                    EXHIBIT 99.1

UNITED NATIONAL BANCORP
IDENTIFICATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002, AS AMENDED


This Exhibit 99.1 includes excerpts from or references to portions of the Corporation's Annual Report on Form 10-K as amended, for the year ended December 31, 2002 ("2002 Form 10-K"). These excerpts and references include disclosures of non-GAAP financial measures as defined by the SEC's Release No. 33-8176, "Conditions for Use of Non-GAAP Financial Measures," that was effective subsequent to the Corporation's filing of the 2002 Form 10-K. In addition to such non-GAAP financial measures, this Exhibit 99.1 provides corresponding amounts or disclosures on a basis consistent with generally accepted accounting principles ("GAAP") as required by Release No. 33-8176 and in accordance with the SEC's "Frequently Asked Questions Regarding the Use of Non-GAAP Financial Measures" guidance issued June 13, 2003.

The information in this Exhibit 99.1 is provided solely for the purpose of identifying and reconciling to GAAP the applicable items disclosed in the 2002 Form 10-K and does not represent the consolidated financial statements of the Corporation for any period nor does it purport to serve any other purpose under the SEC's financial reporting and disclosure rules and regulations.

1-a. Taxable-equivalent net interest income disclosed under Item 7. Management's
     Discussion and Analysis of Financial Condition and Results of Operations in the 2002 10-K:

In the "Results of Operations for the Years ended December 31, 2002 and 2001" and the "Results of Operations for the Years ended December 31, 2001 and 2000" sections of Item 7 of the 2002 Form 10-K, the Corporation discussed taxable-equivalent net interest income (net interest income on a taxable-equivalent basis).

1-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

The interest income earned on certain earning assets is completely or partially exempt from federal income tax. As such, the amount of pretax income realized on these earning assets is less than the amount of pretax income realized on comparable earning assets subject to Federal taxation. In presenting net interest income on a taxable-equivalent basis, the interest income earned on tax-exempt assets is increased to make them fully equivalent to other taxable interest income investments in order to provide accurate comparisons of yields and margins for all earning assets.

A reconciliation of net interest income as reported in the Corporation's Consolidated Statements of Income in the 2002 Form 10-K to net interest income on a taxable-equivalent basis follows:


                                                                        2002            2001            2000
                                                                        ----            ----            ----
                                                                                 (In Thousands)
 Net interest income, GAAP basis.................................    $80,996         $72,236         $69,629
 Taxable-equivalent adjustment...................................      3,825           2,952           2,875
                                                                   ---------       ---------       ---------
    Net interest income, taxable equivalent basis................    $84,821         $75,188         $72,504
                                                                     =======         =======         =======


2-a. Excerpt from page 11, Item 6. Selected Financial Data in the 2002 10-K:

                                                     2002             2001           2000            1999           1998
                                                     ----             ----           ----            ----           ----
Financial Ratios:
Efficiency ratio (3)............................   61.18%           57.34%         58.60%          56.44%         62.84%


(3) Efficiency ratio is calculated by dividing adjusted non-interest expense by tax-equivalent net interest income and adjusted non-interest income. Adjusted non-interest expense is total non-interest expense less one-time charges, amortization of intangible assets and net costs to operate other real estate. Adjusted non-interest income is total non-interest income less net gains from securities transactions and non-recurring income.

2-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

The Corporation's efficiency ratio, as reported, measures total non-interest expense as a percentage of net interest income on a taxable-equivalent basis plus total non-interest income, adjusted for certain income and expense items, as shown below.


                                                     2002             2001           2000            1999           1998
                                                     ----             ----           ----            ----           ----
                                                                          (Dollars in Thousands)
Total non-interest expense, GAAP basis........... $68,739          $57,907        $57,356         $73,014        $61,411
Less:
Foreclosed property expense (recovery)............     97              (29)           229             140            216
Amortization of intangible assets.................  2,311            1,458          1,340           1,293          1,961
Merger related and restructuring charges..........  1,847              792             --          17,258          2,179
                                                 --------          -------        -------         -------        -------
   Adjusted non-interest expense................. $64,484          $55,686        $55,787         $54,323        $57,055
                                                 ========          =======        =======         =======        =======

Net interest income, GAAP basis.................. $80,996          $72,236        $69,629         $72,916        $68,420
Plus: Tax-equivalent adjustment..................   3,825            2,952          2,875           3,094          2,056
                                                 --------          -------        -------         -------        -------
   Net interest income, taxable-equivalent
    basis........................................  84,821           75,188         72,504          76,010         70,476
                                                 --------          -------        -------         -------        -------

Total non-interest income, GAAP basis............  23,057           22,657         26,602          21,190         24,215
Less:
Net gains from securities transactions...........     394              185          3,904             949          3,891
Gain on disposition of credit card portfolios....     920              542             --              --             --
Dissolution of joint venture.....................   1,171               --             --              --             --
                                                 --------          -------        -------         -------        -------
  Adjusted non-interest income...................  20,572           21,930         22,698          20,241         20,324
                                                 --------          -------        -------         -------        -------

Net interest income, tax-equivalent basis
 and adjusted non-interest income............... $105,393          $97,118        $95,202         $96,251        $90,800
                                                 ========          =======        =======         =======        =======

Efficiency ratio................................   61.18%           57.34%         58.60%          56.44%         62.84%

Efficiency ratio, GAAP basis....................   66.06%           61.02%         59.60%          77.59%         66.29%

The above adjustments to non-interest income and non-interest expense were made to reflect core revenue and expense levels, in an effort to present a better picture of the efficiency of the Corporation's continuing operations. In addition, net interest income was placed on a taxable-equivalent basis to make it comparable to other income and expense amounts. See Item 1-b. of this Exhibit
99.1 for a description of taxable-equivalent net interest income.

3-a.Excerpt from page 13, second paragraph of "Results of Operations for the Years ended December 31, 2002 and 2001--Earnings Summary" under Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations in the 2002 10-K:

The return on average tangible stockholders' equity was 12.52% in 2002 and 16.89% in 2001. Tangible stockholders' equity is defined as total stockholders' equity less total intangible assets, including goodwill.

3-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

The first sentence of the excerpt in 3-a. above does not quantify average tangible stockholders' equity for the years ended December 31, 2002 and 2001. A reconciliation of these amounts is provided below.


                                                                              2002            2001
                                                                              ----            ----
                                                                          (Dollars in Thousands)
 Net income, GAAP basis...........................................       $  20,444       $  24,757

 Average stockholders' equity.....................................        $198,930        $152,392
 Less: Average intangible assets, net of taxes....................          35,593           5,842
                                                                          --------        --------
    Average tangible stockholders' equity.........................        $163,337        $146,550
                                                                          ========        ========

 Return on average tangible stockholders' equity..................           12.52%          16.89%

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4-a. Excerpt from page 22, "Lines of Business--All Other" under Item 7.
     Management's Discussion and Analysis of Financial Condition and Results of Operations in the 2002 10-K:

The following table shows the percentage contribution of the various lines of business to consolidated income before taxes on a fully taxable-equivalent basis:

                                                                                       For the Year Ended December 31,
                                                                                    -------------------------------------
                                                                                    2002              2001           2000
                                                                                    ----              ----           ----
Retail banking.............................................................        57.0 %             26.8%           48.0%
Commercial banking.........................................................        (6.4)              32.8            21.2
Investments................................................................        30.3               17.6            10.9
Trust and investment services..............................................         4.3                8.2             8.6
All other..................................................................        14.8               14.6            11.3
                                                                                  -----              -----           -----
   Total consolidated......................................................       100.0 %            100.0%          100.0%
                                                                                  =====              =====           =====

4-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

The percentage contributions of the various lines of business 4-a. above for all periods presented were calculated using net interest income on a taxable-equivalent basis and income before taxes on a taxable-equivalent basis. See Item 1-b. of this Exhibit 99.1 for a description of taxable-equivalent net interest income and reconciliation to net interest income on a GAAP basis.

The percentage contribution of the various lines of business to consolidated income before taxes on a GAAP basis (using net interest income on a GAAP basis) is as follows:


                                                                                       For the Year Ended December 31,
                                                                                    -------------------------------------
                                                                                    2002              2001           2000
                                                                                    ----              ----           ----
Retail banking.............................................................        66.0 %             29.1%           52.1%
Commercial banking.........................................................        (8.0)              35.3            22.6
Investments................................................................        19.9               10.8             3.7
Trust and investment services..............................................         5.0                8.9             9.3
All other..................................................................        17.1               15.9            12.3
                                                                                 ------             ------          ------
   Total consolidated......................................................       100.0 %            100.0%          100.0%
                                                                                  =====              =====           =====

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5-a. Taxable-equivalent net interest income disclosed on pages 67 and 68 in
     "Note 18. Segment Reporting" under Item 8. Financial Statements and Supplementary Data in the 2002 10-K:

In Note 18 to the Corporation's Consolidated Financial Statements, interest income, net interest income and income (loss) before taxes for the Commercial banking and Investments segments for the years ended December 31, 2002, 2001 and 2000 were presented on a taxable-equivalent basis.

5-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

See Item 1-b. of this Exhibit 99.1 for a description of taxable-equivalent net interest income. A reconciliation of interest income, net interest income and income before taxes as reported in the Corporation's Consolidated Statement of Income in the 2002 Form 10-K to such amounts on a taxable-equivalent basis follows:


                                                  Results of Operations for the Year Ended December 31,
                                                  -----------------------------------------------------
                                                           2002            2001            2000
                                                           ----            ----            ----
                                                                    (In Thousands)
 Interest income, GAAP basis:
 Retail banking.................................       $ 46,601        $ 50,170        $ 58,918
 Commercial banking.............................         45,657          46,491          49,660
 Investments....................................         39,638          40,650          45,438
 All other......................................          1,068              --              --
                                                       --------        --------        --------
    Consolidated................................        132,964         137,311         154,016
                                                       --------        --------        --------

 Taxable-equivalent adjustment:
 Retail banking.................................             --              --              --
 Commercial banking.............................            132             102             114
 Investments....................................          3,693           2,850           2,761
 All other......................................             --              --              --
                                                       --------        --------        --------
    Consolidated................................          3,825           2,952           2,875
                                                       --------        --------        --------

 Interest income, taxable-equivalent basis:
 Retail banking.................................         46,601          50,170          58,918
 Commercial banking.............................         45,789          46,593          49,774
 Investments....................................         43,331          43,500          48,199
 All other......................................          1,068              --              --
                                                       --------        --------        --------
    Consolidated................................       $136,789        $140,263        $156,891
                                                       ========        ========        ========


                                                              Results of Operations for the Year Ended December 31,
                                                              -----------------------------------------------------
                                                                       2002            2001            2000
                                                                       ----            ----            ----
                                                                                (In Thousands)
 Net interest income, GAAP basis:
 Retail banking.............................................        $56,304         $44,545         $52,294
 Commercial banking.........................................         15,326          18,477          15,155
 Investments................................................          4,325           2,768          (2,628)
 Trust and investment services..............................             --              --              (3)
 All other..................................................          5,041           6,446           4,811
                                                                    -------         -------         -------
    Consolidated............................................         80,996          72,236          69,629
                                                                    -------         -------         -------

 Taxable-equivalent adjustment:
 Retail banking.............................................             --              --              --
 Commercial banking.........................................            132             102             114
 Investments................................................          3,693           2,850           2,761
 Trust and investment services..............................             --              --              --
 All other..................................................             --              --              --
                                                                    -------         -------         -------
    Consolidated............................................          3,825           2,952           2,875
                                                                    -------         -------         -------

 Net interest income, taxable-equivalent basis:
 Retail banking.............................................         56,304          44,545          52,294
 Commercial banking.........................................         15,458          18,579          15,269
 Investments................................................          8,018           5,618             133
 Trust and investment services..............................             --              --              (3)
 All other..................................................          5,041           6,446           4,811
                                                                    -------         -------         -------
    Consolidated............................................        $84,821         $75,188         $72,504
                                                                    =======         =======         =======


                                                              Results of Operations for the Year Ended December 31,
                                                              -----------------------------------------------------
                                                                       2002            2001            2000
                                                                       ----            ----            ----
                                                                                (In Thousands)
 Income (loss) before taxes, GAAP basis:
 Retail banking.............................................        $15,953         $ 9,970         $17,786
 Commercial banking.........................................         (1,924)         12,085           7,715
 Investments................................................          4,796           3,683           1,261
 Trust and investment services..............................          1,211           3,036           3,188
 All other..................................................          4,128           5,451           4,195
                                                                    -------         -------         -------
    Consolidated............................................         24,164          34,225          34,145
                                                                    -------         -------         -------

 Taxable-equivalent adjustment:
 Retail banking.............................................             --              --              --
 Commercial banking.........................................            132             102             114
 Investments................................................          3,693           2,850           2,761
 Trust and investment services..............................             --              --              --
 All other..................................................             --              --              --
                                                                    -------         -------         -------
    Consolidated............................................          3,825           2,952           2,875
                                                                    -------         -------         -------

 Income (loss) before taxes, taxable-equivalent basis:
 Retail banking.............................................         15,953           9,970          17,786
 Commercial banking.........................................         (1,792)         12,187           7,829
 Investments................................................          8,489           6,533           4,022
 Trust and investment services..............................          1,211           3,036           3,188
 All other..................................................          4,128           5,451           4,195
                                                                    -------         -------         -------
    Consolidated............................................        $27,989         $37,177         $37,020
                                                                    =======         =======         =======


6-a. Average core deposits disclosed under Item 7. Management's Discussion and
     Analysis of Financial Condition and Results of Operations in the 2002 10-K
     Report:

On page 14 under the section, "Results of Operations for the Years ended December 31, 2002 and 2001--Analysis of Net Interest Margin", and on page 19 under the section, "Results of Operations for the Years ended December 31, 2001 and 2000", the percentage increase in average core deposits is presented.

6-b. Discussion of non-GAAP financial measure and reconciliation to GAAP:

The core deposit disclosure mentioned in 6-a. above did not quantify average core deposits for the years ended December 31, 2002, 2001 and 2000. A reconciliation of these amounts is provided below.


                                                                          2002            2001            2000
                                                                          ----            ----            ----
                                                                                   (In Thousands)
 Total average interest-bearing deposits.......................     $1,381,899      $1,195,541      $1,276,957
 Non-interest-bearing deposits.................................        305,002         256,491         247,912
                                                                    ----------      ----------      ----------
    Total average deposits.....................................      1,686,901       1,452,032       1,524,869
 Less: Average time deposits of $100,000 and over..............        157,380         195,525         204,670
                                                                    ----------      ----------      ----------
    Average core deposits......................................     $1,529,521      $1,256,507      $1,320,199
                                                                    ==========      ==========      ==========